UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  October 29, 2013

  CUMMINS INC.
(Exact name of registrant as specified in its charter)

Indiana (State or other Jurisdiction of Incorporation)	1-4949 (Commission File Number)	35-0257090 (I.R.S. Employer Identification No.)

500 Jackson Street
P. O. Box 3005
Columbus, IN  47202-3005
(Principal Executive Office)  (Zip Code)

Registrant's telephone number, including area code:  (812) 377-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 29, 2013, Cummins Inc. (“Cummins,” “the Company,” “the registrant,” “we,” “our,” or “us”) issued the attached press release reporting its financial results for the third quarter of 2013.  A copy of Cummins' press release is attached hereto as Exhibit 99 and hereby incorporated by reference.

 Item 9.01. Financial Statements and Exhibits.

(d)	The following exhibit is furnished pursuant to Item 2.02 herewith:
99-Press Release dated October 29, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2013

CUMMINS INC.
/s/ Marsha L. Hunt
Marsha L. Hunt Vice President - Corporate Controller (Principal Accounting Officer)

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited) (a)

	Three months ended
In millions, except per share amounts	September 29, 2013	June 30, 2013	September 30, 2012
NET SALES	$4,266	$4,525	4,118
Cost of sales	3,157	3,372	3,076
GROSS MARGIN	1,109	1,153	1,042

OPERATING EXPENSES AND INCOME
Selling, general and administrative expenses	492	484	456
Research, development and engineering expenses	173	177	186
Equity, royalty and interest income from investees (Note 1)	91	108	94
Other operating income (expense), net	(11)	10	(1)
OPERATING INCOME	524	610	493

Interest income	6	10	5
Interest expense	8	8	9
Other income (expense), net	6	1	(2)
INCOME BEFORE INCOME TAXES	528	613	487

Income tax expense (Note 2)	154	172	117
CONSOLIDATED NET INCOME	374	441	370

Less: Net income attributable to noncontrolling interests	19	27	18
NET INCOME ATTRIBUTABLE TO CUMMINS INC.	$355	$414	$352

EARNINGS PER COMMON SHARE ATTRIBUTABLE TO CUMMINS INC.
Basic	$1.91	$2.20	$1.87
Diluted	$1.90	$2.20	$1.86

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	186.0	187.8	188.6
Diluted	186.5	188.2	189.0

CASH DIVIDENDS DECLARED PER COMMON SHARE	$0.625	$0.50	$0.50

(a)     Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited) (a)

	Nine months ended
In millions, except per share amounts	September 29, 2013	September 30, 2012
NET SALES	$12,713	$13,042
Cost of sales	9,494	9,592
GROSS MARGIN	3,219	3,450

OPERATING EXPENSES AND INCOME
Selling, general and administrative expenses	1,420	1,418
Research, development and engineering expenses	532	554
Equity, royalty and interest income from investees (Note 1)	281	302
Gain on sale of businesses	—	6
Other operating income (expense), net	—	3
OPERATING INCOME	1,548	1,789

Interest income	21	20
Interest expense	22	25
Other income (expense), net	25	14
INCOME BEFORE INCOME TAXES	1,572	1,798

Income tax expense (Note 2)	445	458
CONSOLIDATED NET INCOME	1,127	1,340

Less: Net income attributable to noncontrolling interests	76	64
NET INCOME ATTRIBUTABLE TO CUMMINS INC.	$1,051	$1,276

EARNINGS PER COMMON SHARE ATTRIBUTABLE TO CUMMINS INC.
Basic	$5.61	$6.73
Diluted	$5.60	$6.72

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	187.4	189.6
Diluted	187.8	190.0

CASH DIVIDENDS DECLARED PER COMMON SHARE	$1.625	$1.30

(a)     Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited) (a)

In millions, except par value	September 29, 2013	December 31, 2012
ASSETS
Current assets
Cash and cash equivalents	$2,499	$1,369
Marketable securities	162	247
Total cash, cash equivalents and marketable securities	2,661	1,616
Accounts and notes receivable, net	2,709	2,475
Inventories	2,513	2,221
Prepaid expenses and other current assets	643	855
Total current assets	8,526	7,167
Long-term assets
Property, plant and equipment	6,182	5,876
Accumulated depreciation	(3,234)	(3,152)
Property, plant and equipment, net	2,948	2,724
Investments and advances related to equity method investees	966	897
Goodwill	457	445
Other intangible assets, net	362	369
Other assets	1,077	946
Total assets	$14,336	$12,548

LIABILITIES
Current liabilities
Loans payable	$15	$16
Accounts payable (principally trade)	1,613	1,339
Current maturities of long-term debt	47	61
Current portion of accrued product warranty	374	386
Accrued compensation, benefits and retirement costs	413	400
Deferred revenue	269	215
Taxes payable (including taxes on income)	112	173
Other accrued expenses	547	546
Total current liabilities	3,390	3,136
Long-term liabilities
Long-term debt (Note 3)	1,731	698
Postretirement benefits other than pensions	407	432
Other liabilities and deferred revenue	1,344	1,308
Total liabilities	6,872	5,574

EQUITY
Cummins Inc. shareholders’ equity
Common stock, $2.50 par value, 500 shares authorized, 222.3 and 222.4 shares issued	2,095	2,058
Retained earnings	8,089	7,343
Treasury stock, at cost, 34.9 and 32.6 shares	(2,104)	(1,830)
Common stock held by employee benefits trust, at cost, 1.3 and 1.5 shares	(16)	(18)
Accumulated other comprehensive loss
Defined benefit postretirement plans	(738)	(794)
Other	(230)	(156)
Total accumulated other comprehensive loss	(968)	(950)
Total Cummins Inc. shareholders’ equity	7,096	6,603
Noncontrolling interests	368	371
Total equity	7,464	6,974
Total liabilities and equity	$14,336	$12,548

 (a)     Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited) (a)

	Nine months ended
In millions	September 29, 2013	September 30, 2012
CASH FLOWS FROM OPERATING ACTIVITIES
Consolidated net income	$1,127	$1,340
Adjustments to reconcile consolidated net income to net cash provided by operating activities
Depreciation and amortization	305	262
Restructuring payments, net	(25)	—
Gain on sale of businesses	—	(6)
Gain on fair value adjustment for consolidated investees	(12)	(7)
Deferred income taxes	78	91
Equity in income of investees, net of dividends	(98)	(51)
Pension contributions in excess of expense	(96)	(74)
Other post-retirement benefits payments in excess of expense	(20)	(16)
Stock-based compensation expense	29	29
Excess tax benefits on stock-based awards	(13)	(12)
Translation and hedging activities	26	16
Changes in current assets and liabilities, net of acquisitions:
Accounts and notes receivable	(216)	66
Inventories	(206)	(367)
Other current assets	182	(54)
Accounts payable	252	(145)
Accrued expenses	(146)	(398)
Changes in other liabilities and deferred revenue	147	154
Other, net	19	(41)
Net cash provided by operating activities	1,333	787
CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(417)	(424)
Investments in internal use software	(43)	(62)
Investments in and advances to equity investees	(12)	(92)
Acquisition of businesses, net of cash acquired	(145)	(215)
Proceeds from sale of business, net of cash sold	—	10
Investments in marketable securities—acquisitions	(360)	(433)
Investments in marketable securities—liquidations	433	475
Cash flows from derivatives not designated as hedges	(15)	13
Other, net	14	9
Net cash used in investing activities	(545)	(719)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings (Note 3)	987	64
Payments on borrowings and capital lease obligations	(62)	(120)
Net borrowings under short-term credit agreements	34	5
Distributions to noncontrolling interests	(53)	(50)
Dividend payments on common stock	(305)	(246)
Repurchases of common stock	(289)	(231)
Excess tax benefits on stock-based awards	13	12
Other, net	19	16
Net cash provided by (used in) financing activities	344	(550)
EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	(2)	31
Net increase (decrease) in cash and cash equivalents	1,130	(451)
Cash and cash equivalents at beginning of year	1,369	1,484
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$2,499	$1,033

(a)     Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)

	In millions	Engine	Components	Power Generation	Distribution	Non-segment Items(1)	Total
	Three months ended September 29, 2013
	External sales	$2,045	$784	$499	$938	$—	$4,266
	Intersegment sales	447	288	213	6	(954)	—
	Total sales	2,492	1,072	712	944	(954)	4,266
	Depreciation and amortization(2)	53	24	13	15	—	105
	Research, development and engineering expenses	103	51	18	1	—	173
	Equity, royalty and interest income from investees	31	5	13	42	—	91
	Interest income	4	1	1	—	—	6
	Segment EBIT	272	132	45	86	1	536

	Segment EBIT as a percentage of total sales	10.9%	12.3%	6.3%	9.1%		12.6%

	Three months ended June 30, 2013
	External sales	$2,209	$786	$583	$947	$—	$4,525
	Intersegment sales	447	331	231	7	(1,016)	—
	Total sales	2,656	1,117	814	954	(1,016)	4,525
	Depreciation and amortization(2)	51	23	12	15	—	101
	Research, development and engineering expenses	102	57	17	1	—	177
	Equity, royalty and interest income from investees	52	9	10	37	—	108
	Interest income	7	—	2	1	—	10
	Segment EBIT(3)	339	136	76	100	(30)	621

	Segment EBIT as a percentage of total sales	12.8%	12.2%	9.3%	10.5%		13.7%

	Three months ended September 30, 2012
	External sales	$2,131	$663	$526	$798	$—	$4,118
	Intersegment sales	396	275	288	3	(962)	—
	Total sales	2,527	938	814	801	(962)	4,118
	Depreciation and amortization(2)	48	21	12	8	—	89
	Research, development and engineering expenses	115	51	19	1	—	186
	Equity, royalty and interest income from investees	25	7	12	50	—	94
	Interest income	2	1	2	—	—	5
	Segment EBIT(3)	239	89	73	99	(4)	496

	Segment EBIT as a percentage of total sales	9.5%	9.5%	9.0%	12.4%		12.0%

(1)
Includes intersegment sales and profit in inventory eliminations and unallocated corporate expenses. There were no significant unallocated corporate expenses for the three months ended September 29, 2013, June 30, 2013, and September 30, 2012.

(2)	Depreciation and amortization as shown on a segment basis excludes the amortization of debt discount that is included in the Condensed Consolidated Statements of Income as “Interest expense.”
(3)
Distribution segment EBIT for the three months ended June 30, 2013, included a $5 million gain on the fair value adjustment resulting from the acquisition of a controlling interest in Cummins Rocky Mountain LLC. Distribution segment EBIT for the three months ended September 30, 2012, included a $7 million gain on the fair value adjustment resulting from the acquisition of a controlling interest in Cummins Central Power.

CUMMINS INC. AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)

	In millions	Engine	Components	Power Generation	Distribution	Non-segment Items(1)	Total
	Nine months ended September 29, 2013
	External sales	$6,139	$2,292	$1,621	$2,661	$—	$12,713
	Intersegment sales	1,312	915	651	15	(2,893)	—
	Total sales	7,451	3,207	2,272	2,676	(2,893)	12,713
	Depreciation and amortization(2)	156	71	37	40	—	304
	Research, development and engineering expenses	310	165	53	4	—	532
	Equity, royalty and interest income from investees	106	21	30	124	—	281
	Interest income	13	2	5	1	—	21
	Segment EBIT(3)	806	387	172	281	(52)	1,594

	Segment EBIT as a percentage of total sales	10.8%	12.1%	7.6%	10.5%		12.5%

	Nine months ended September 30, 2012
	External sales	$6,924	$2,147	$1,614	$2,357	$—	$13,042
	Intersegment sales	1,303	926	889	13	(3,131)	—
	Total sales	8,227	3,073	2,503	2,370	(3,131)	13,042
	Depreciation and amortization(2)	142	59	34	23	—	258
	Research, development and engineering expenses	341	153	56	4	—	554
	Equity, royalty and interest income from investees	100	23	32	147	—	302
	Interest income	9	3	7	1	—	20
	Segment EBIT(3)	996	348	243	285	(49)	1,823

	Segment EBIT as a percentage of total sales	12.1%	11.3%	9.7%	12.0%		14.0%

(1)
Includes intersegment sales and profit in inventory eliminations and unallocated corporate expenses. The nine months ended September 30, 2012, included a $6 million gain ($4 million after-tax) related to adjustments from our 2011 divestitures.  The gain has been excluded from segment results as it was not considered in our evaluation of operating results for the corresponding periods.  There were no other significant unallocated corporate expenses for the nine months ended September 29, 2013 and September 30, 2012.

(2)	Depreciation and amortization as shown on a segment basis excludes the amortization of debt discount that is included in the Condensed Consolidated Statements of Income as “Interest expense.”
(3)
Distribution segment EBIT for the nine months ended September 29, 2013, included a $7 million gain and $5 million gain on the fair value adjustment resulting from the acquisitions of a controlling interest in Cummins Northwest LLC and Cummins Rocky Mountain LLC, respectively. Distribution segment EBIT for the nine months ended September 30, 2012, included a $7 million gain on the fair value adjustment resulting from the acquisition of a controlling interest in Cummins Central Power.

CUMMINS INC. AND SUBSIDIARIES
RECONCILIATION OF SEGMENT INFORMATION
(Unaudited)

A reconciliation of our segment information to the corresponding amounts in the Condensed Consolidated Statements of Income is shown in the table below:

	Three months ended			Nine months ended
In millions	September 29, 2013	June 30, 2013	September 30, 2012	September 29, 2013	September 30, 2012
Total EBIT	$536	$621	$496	$1,594	$1,823
Less: Interest expense	8	8	9	22	25
Income before income taxes	$528	$613	$487	$1,572	$1,798

CUMMINS INC. AND SUBSIDIARIES
SELECTED FOOTNOTE DATA
(Unaudited)

NOTE 1.  EQUITY, ROYALTY AND INTEREST INCOME FROM INVESTEES

Equity, royalty and interest income from investees included in our Condensed Consolidated Statements of Income for the interim reporting periods was as follows:

	Three months ended			Nine months ended
In millions	September 29, 2013	June 30, 2013	September 30, 2012	September 29, 2013	September 30, 2012
Distribution Entities
North American distributors	$34	$29	$37	$98	$115
Komatsu Cummins Chile, Ltda.	6	6	9	17	20
All other distributors	1	—	—	1	3
Manufacturing Entities
Chongqing Cummins Engine Company, Ltd.	15	17	14	44	49
Dongfeng Cummins Engine Company, Ltd.	13	20	9	45	42
Beijing Foton Cummins Engine Co., Ltd.	4	9	3	14	3
Shanghai Fleetguard Filter Co., Ltd.	4	4	3	11	10
Cummins Westport, Inc.	2	3	2	5	11
Tata Cummins, Ltd.	1	2	—	4	7
Komatsu manufacturing alliances	—	4	(1)	3	(1)
Valvoline Cummins, Ltd.	—	2	2	5	6
Xian Cummins Engine Company Ltd.	—	1	1	1	(5)
All other manufacturers	3	1	6	6	12
Cummins share of net income	83	98	85	254	272
Royalty and interest income	8	10	9	27	30
Equity, royalty and interest income from investees	$91	$108	$94	$281	$302

NOTE 2.  INCOME TAXES

Our effective tax rate for the year is expected to approximate 28.5 percent, excluding any one-time items that may arise.  Our tax rate is generally less than the 35 percent U.S. statutory income tax rate primarily due to lower tax rates on foreign income and research tax credits.  The tax rates for the three and nine month periods ended September 29, 2013, were 29.2 percent and 28.3 percent, respectively.  These tax rates include a $7 million discrete net tax expense for the third quarter tax adjustments: $4 million expense attributable to prior year tax return true-up adjustments, $1 million benefit related to release of prior year tax reserves and a discrete tax charge for $4 million related to a third quarter enactment of U.K. tax law changes. In addition, the nine month tax rate includes a discrete tax benefit in the first quarter of 2013 of $28 million attributable to the reinstatement of the research credit back to 2012, as well as a discrete tax expense in the first quarter of 2013 of $17 million, which primarily relates to the write-off of a deferred tax asset deemed unrecoverable.  On January 2, 2013, the American Taxpayer Relief Act of 2012 was signed into law and reinstated the research tax credit.  As tax law changes are accounted for in the period of enactment, we recognized the discrete tax benefit in the first quarter of 2013.

Our tax rates for the three and nine month periods ended September 30, 2012, were 24.1 percent and 25.5 percent, respectively. These tax rates include a $16 million tax benefit for third quarter discrete tax adjustments, $6 million of which related to a dividend distribution of accumulated foreign income earned in prior years. These discrete tax adjustments also included a discrete tax benefit of $13 million for prior year tax return true-up adjustments and a discrete tax charge of $3 million related to the third quarter enactment of U.K. tax law changes. The increase in the 2013 effective tax rates compared to 2012 is primarily due to unfavorable changes in the pre-tax mix of income taxed in higher rate jurisdictions and discrete tax items.

CUMMINS INC. AND SUBSIDIARIES
SELECTED FOOTNOTE DATA
(Unaudited)

NOTE 3.  DEBT

In September 2013, we issued $1 billion aggregate principal amount of senior notes consisting of $500 million aggregate principal amount of 3.65% senior unsecured notes due in 2023 and $500 million aggregate principal amount of 4.875% senior unsecured notes due in 2043. We received net proceeds of $979 million. The senior notes pay interest semi-annually on April 1 and October 1, commencing on April 1, 2014. The indenture governing the senior notes contains covenants that, among other matters, limit (i) our ability to consolidate or merge into, or sell, assign, convey, lease, transfer or otherwise dispose of all or substantially all of our and our subsidiaries' assets to another person, (ii) our and certain of our subsidiaries' ability to create or assume liens and (iii) our and certain of our subsidiaries' ability to engage in sale and leaseback transactions. We currently anticipate using a portion of the net proceeds from the sale of the notes for the planned acquisitions of the equity that we do not already own in our partially-owned United States and Canadian distributors, as well as for general corporate purposes.

CUMMINS INC. AND SUBSIDIARIES
FINANICAL MEASURES THAT SUPPLEMENT GAAP
(Unaudited)

Net income and diluted earnings per share (EPS) attributable to Cummins Inc. excluding special items

We believe this is a useful measure of our operating performance for the periods presented as it illustrates our operating performance without regard to special items including the one-time tax adjustments and gain related to the sale of certain assets and liabilities.  This measure is not in accordance with, or an alternative for, accounting principles generally accepted in the United States of America and may not be consistent with measures used by other companies.  It should be considered supplemental data.  The following table reconciles net income attributable to Cummins Inc. to net income attributable to Cummins Inc. excluding special items for the quarters ended September 29, 2013, June 30, 2013 and September 30, 2012:

	Three months ended
	September 29, 2013		June 30, 2013		September 30, 2012
In millions	Net Income	Diluted EPS	Net Income	Diluted EPS	Net Income	Diluted EPS
Net income attributable to Cummins Inc.	$355	$1.90	$414	$2.20	$352	$1.86
Less
One-time tax items (1)	(7)	(0.04)	—	—	16	0.08
Net income attributable to Cummins Inc. excluding special items	$362	$1.94	$414	$2.20	$336	$1.78

		Nine months ended
		September 29, 2013		September 30, 2012
In millions		Net Income	Diluted EPS	Net Income	Diluted EPS
Net income attributable to Cummins Inc.		$1,051	$5.60	$1,276	$6.72
Less
One-time tax items (1)		4	0.03	16	0.09
Gain on sale of businesses (2)		—	—	4	0.02
Net income attributable to Cummins Inc. excluding special items		$1,047	$5.57	$1,256	$6.61

(1)
The one-time tax items for the three and nine months ended September 29, 2013, included a $7 million discrete tax expense. In addition, the nine months ended September 29, 2013, included a discrete tax benefit of $28 million attributable to the 2012 research credit as well as discrete tax expense of $17 million, which relates to the write-off of a deferred tax asset deemed unrecoverable.

The three and nine month periods ended September 30, 2012, included a $16 million tax benefit for third quarter 2012 discrete tax adjustments, $6 million of which related to a dividend distribution of accumulated foreign income earned in prior years. These discrete tax adjustments also included a discrete tax benefit of $13 million for prior year tax return true-up adjustments and a discrete tax charge of $3 million related to the third quarter enactment of U.K. tax law changes.

(2)	The gain has been excluded from operating results as it was not considered in our evaluation of performance for the nine months ended September 30, 2012.

CUMMINS INC. AND SUBSIDIARIES
FINANICAL MEASURES THAT SUPPLEMENT GAAP
(Unaudited)

Earnings before interest, taxes and noncontrolling interests

We define EBIT as earnings before interest expense, income tax expense and noncontrolling interests in income of consolidated subsidiaries (EBIT).  We use EBIT to assess and measure the performance of our operating segments and also as a component in measuring our variable compensation programs.  Below is a reconciliation of EBIT, a non-GAAP financial measure, to “Net income attributable to Cummins Inc.,” for each of the applicable periods:

	Three months ended			Nine months ended
In millions	September 29, 2013	June 30, 2013	September 30, 2012	September 29, 2013	September 30, 2012
Earnings before interest income, income taxes and special items	$536	$621	$496	$1,594	$1,817

Earnings before interest expense, income taxes and special items as a percentage of net sales	12.6%	13.7%	12.0%	12.5%	13.9%

Add
Gain on sale of businesses	—	—	—	—	6

Earnings before interest expense and income taxes	$536	$621	$496	$1,594	$1,823

EBIT as a percentage of net sales	12.6%	13.7%	12.0%	12.5%	14.0%

Less
Interest expense	8	8	9	22	25
Income tax expense	154	172	117	445	458
Consolidated net income	374	441	370	1,127	1,340

Less
Net income attributable to noncontrolling interests	19	27	18	76	64
Net income attributable to Cummins Inc.	$355	$414	$352	$1,051	$1,276

Net income attributable to Cummins Inc. as a percentage of net sales	8.3%	9.1%	8.5%	8.3%	9.8%

CUMMINS INC. AND SUBSIDIARIES
BUSINESS UNIT SALES DATA
(Unaudited)

Engine segment net sales by market

2013
In millions	Q1	Q2	Q3	Q4	YTD
Heavy-duty truck	$654	$723	$690	—	$2,067
Medium-duty truck and bus	448	595	570	—	1,613
Light-duty automotive and RV	260	345	330	—	935
Industrial	714	762	709	—	2,185
Stationary power	227	231	193	—	651
Total sales	$2,303	$2,656	$2,492	—	$7,451

2012
In millions	Q1	Q2	Q3	Q4	YTD
Heavy-duty truck	$892	$807	$656	$609	$2,964
Medium-duty truck and bus	526	512	478	575	2,091
Light-duty automotive and RV	286	297	353	343	1,279
Industrial	861	859	766	747	3,233
Stationary power	294	366	274	232	1,166
Total sales	$2,859	$2,841	$2,527	$2,506	$10,733

Unit shipments by engine classification (including unit shipments to Power Generation)

2013
Units	Q1	Q2	Q3	Q4	YTD
Midrange	94,600	121,900	113,800	—	330,300
Heavy-duty	24,900	28,300	26,500	—	79,700
High-horsepower	4,200	3,600	3,500	—	11,300
Total units	123,700	153,800	143,800	—	421,300

2012
Units	Q1	Q2	Q3	Q4	YTD
Midrange	109,000	110,000	113,000	108,500	440,500
Heavy-duty	36,000	33,000	26,000	24,100	119,100
High-horsepower	5,500	5,800	4,600	3,900	19,800
Total units	150,500	148,800	143,600	136,500	579,400

CUMMINS INC. AND SUBSIDIARIES
BUSINESS UNIT SALES DATA
(Unaudited)

Component segment sales by business

2013
In millions	Q1	Q2	Q3	Q4	YTD
Emission solutions	$400	$444	$458	—	$1,302
Turbo technologies	266	294	263	—	823
Filtration	255	271	248	—	774
Fuel systems	97	108	103	—	308
Total sales	$1,018	$1,117	$1,072	—	$3,207

2012
In millions	Q1	Q2	Q3	Q4	YTD
Emission solutions	$404	$349	$325	$337	$1,415
Turbo technologies	298	297	257	254	1,106
Filtration	270	266	260	252	1,048
Fuel systems	127	124	96	96	443
Total sales	$1,099	$1,036	$938	$939	$4,012

Power Generation segment sales by business

2013
In millions	Q1	Q2	Q3	Q4	YTD
Power products	$409	$474	$421	—	$1,304
Generator technologies	126	125	126	—	377
Power systems	179	187	122	—	488
Power solutions	32	28	43	—	103
Total sales	$746	$814	$712	—	$2,272

2012
In millions	Q1	Q2	Q3	Q4	YTD
Power products	$375	$459	$425	$395	$1,654
Generator technologies	141	160	138	127	566
Power systems	188	217	174	178	757
Power solutions	76	73	77	65	291
Total sales	$780	$909	$814	$765	$3,268

Distribution segment sales by business

2013
In millions	Q1	Q2	Q3	Q4	YTD
Parts and filtration	$322	$369	$377	—	$1,068
Power generation	163	241	234	—	638
Engines	152	183	170	—	505
Service	141	161	163	—	465
Total sales	$778	$954	$944	—	$2,676

2012
In millions	Q1	Q2	Q3	Q4	YTD
Parts and filtration	$288	$302	$326	$319	$1,235
Power generation	186	201	178	242	807
Engines	166	147	157	195	665
Service	135	144	140	151	570
Total sales	$775	$794	$801	$907	$3,277